UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 24, 2020

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2020, Ferrellgas, Inc. (the “General Partner”) entered into a Change in Control Retention Bonus Letter Agreement (the “CIC Bonus Agreement”) with each of William E. Ruisinger, Chief Financial Officer and Treasurer, Bryan J. Wright, Senior Vice President and Chief Operating Officer and Tamria A. Zertuche, Senior Vice President and Chief Information Officer (collectively, the “Named Executive Officers”).

Pursuant to the terms of each CIC Bonus Agreement, commencing on April 24, 2020 and continuing through the date of consummation of a “change in control” (as defined in the CIC Bonus Agreement) that occurs on or prior to April 30, 2021 (the “Retention Period”), the General Partner will pay a change in control retention bonus in an amount equal to 1.5 times each Named Executive Officer’s current base compensation rate, less applicable withholdings and deductions required by law (the “Change in Control Retention Bonus”). Eligibility to receive the Change in Control Retention Bonus requires that the Change in Control occurs during the Retention Period and that the Named Executive Officer is employed on a continuous basis through the date of consummation of a Change in Control that occurs during the Retention Period.

For purposes of the CIC Bonus Agreement, “change in control” means, in summary, the occurrence of (i) acquisition by any person or group of persons (excluding the General Partner or its subsidiaries or any related employee benefit plan) of 33% or more of the combined voting power of the General Partner’s outstanding securities, (ii) the consummation of a merger or consolidation of the General Partner or any direct or indirect subsidiary of the General Partner with any other corporation or other entity (subject to certain exceptions, including a merger or consolidation involving a related party), (iii) approval of a plan of liquidation or winding up of the General Partner or agreement for sale or disposition of all of the General Partner’s assets (excluding sales to related parties), (iv) a change in the majority of the board of directors of the General Partner, (v) Ferrell Companies, Inc. ceases to beneficially own 51% of the economic interests in the capital stock of the General Partner, (vi) the General Partner ceases to manage and control Ferrellgas Partners, L.P. (the “Partnership”) and Ferrellgas, L.P. (the “Operating Partnership”), (vii) the Partnership ceases to control 100% of the Operating Partnership, and (viii) a change in control or similar event pursuant to the terms of any indebtedness of the General Partner, the Partnership or the Operating Partnership.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of April 24, 2020, the Partnership, as the sole limited partner of the Operating Partnership, and its General Partner, in its capacity as the general partner of the Operating Partnership, entered into a Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P. (the “Fourth Partnership Agreement”), amending and restating in its entirety the Operating Partnership’s Third Amended and Restated Agreement of Limited Partnership dated as of April 7, 2004, as thereafter amended (as amended, the “Current Partnership Agreement”).

The primary changes to the Current Partnership Agreement effected by the Fourth Partnership Agreement include: (i) authorizing the Operating Partnership to admit two additional general partners, each of which is a separate Delaware limited liability company controlled by Ferrell Companies, Inc.; (ii) providing for the manner in which multiple general partners manage the Operating Partnership, including by majority vote of the general partners; (iii) conforming changes to reflect the addition of multiple general partners; and (iv) establishing authority for the issuance of “blank check” Operating Partnership securities, which may be authorized by the Operating Partnership's general partners for any partnership purpose, which securities may be issued from time to time in one or more classes, or one or more series, with such designations, preference and relative, participating, optional or other special rights, powers and duties as the general partners may determine.

The foregoing description of the changes effected by the Fourth Partnership Agreement is only a summary and is qualified in its entirety by reference to the Fourth Partnership Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

The two new Delaware limited liability companies controlled by Ferrell Companies, Inc., who become general partners under the Fourth Partnership Agreement referenced in Item 5.03 above, will serve as guarantors on a first lien, senior secured basis under the indenture for the existing 10.000% Senior Secured First Lien Notes due 2025 previously issued by the Operating Partnership and Ferrellgas Finance Corp.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

3.1	Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas, L.P. dated as of April 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	April 27, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS PARTNERS FINANCE CORP.

Date:	April 27, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By Ferrellgas, Inc. (General Partner)

Date:	April 27, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer

FERRELLGAS FINANCE CORP.

Date:	April 27, 2020	By	/s/ William E. Ruisinger
Chief Financial Officer and Sole Director